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                                                                       Page 12

                                   EXHIBIT 4.1

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                             EVANS BANCORP, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

    NUMBER                                                            SHARES
CA

COMMON CAPITAL STOCK                              CUSIP 29911Q 20 8
                                          SEE REVERSE FOR CERTAIN DEFINITIONS


THIS IS TO CERTIFY that



is the owner of



       FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON CAPITAL STOCK
                             (PAR VALUE $.50) OF

EVANS BANCORP, INC., hereinafter called the "corporation", transferable on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the corporation and the facsimile signatures of its authorized officers.

EVANS BANCORP INC. SEAL

                Dated:  /s/ Robert W. Allen       /s/ Richard M. Craig
                            Secretary                    President



SPECIMEN ONLY


COUNTERSIGNED AND REGISTERED:
  AMERICAN STOCK TRANSFER & TRUST COMPANY

                                        Transfer Agent
                                        and Registrar
BY
                              Authorized Signature


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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT -           Custodian
                                                          -----------------------------
                                                          (Cust)                (Minor)
TEN ENT - as tenants by the entireties                    under Uniform gifts to Minors

JT TEN  - as joint tenants with right                     Act
          of survivorship and not as                         --------------------------
          tenants in common                                         (State)

     Additional abbreviations may also be used though not in the above list.

        For Value Received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 ____________________________________
|                                    |
|____________________________________|

_______________________________________________________________________________
                 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                    INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the Common Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ________________


                        ________________________________________________________
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.